Supplement dated November 1, 2023 to the Initial Summary Prospectus, Updating Summary Prospectus and Statutory Prospectus dated May 1, 2023 for Pacific Destinations, Pacific Destinations O, and Pacific Destinations B variable annuity contracts issued by Pacific Life Insurance Company and
Pacific Destinations, Pacific Destinations O, and Pacific Destinations B variable annuity contracts issued by Pacific Life & Annuity Company

The purpose of this supplement is to announce underlying Fund changes and changes to Custom Model Investment Options. This supplement must be preceded or accompanied by the Initial Summary Prospectus, Statutory Prospectus or Updating Summary Prospectus, as supplemented (the "Prospectus"). All information in the Prospectus dated May 1, 2023, remains in effect unless otherwise supplemented. Capitalized terms used in this supplement are defined in the Prospectus unless otherwise defined herein. "We," "us," or "our" refer to Pacific Life Insurance Company; "you" or "your" refer to the Contract Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 722-4448, or online at www.PacificLife.com/Prospectuses. Please retain it for future reference.

Reorganization:

We have been informed that The Board of Directors of BlackRock Variable Series Funds, Inc. (the "Company") has approved an Agreement and Plan of Reorganization between the Company, on behalf of the BlackRock Capital Appreciation V.I. Fund (the "Acquired Fund"), and the Company, on behalf of will be reorganized into the BlackRock Large Cap Focus Growth V.I. Fund (the "Acquiring Fund"), pursuant to which the Fund will be reorganized into the Acquiring Fund (the "Reorganization").

The reorganization is planned to be effective on December 11, 2023, with current assets in the Acquired Fund to move to the Acquiring Fund at market close on December 8, 2023.

Effective at the completion of the reorganization, the Acquiring Fund will change its name from BlackRock Large Cap Focus Growth V.I. Fund to BlackRock Large Cap Growth Equity V.I. Fund.

For Contract Owners not invested in the Fund:

Contract Owners not invested in the Fund need not take any action.

For Contract Owners invested in the Acquired Fund:

Pursuant to the reorganization, the Acquired Fund will liquidate by transferring substantially all of its assets to the Acquiring Fund. Shares of the Acquired Fund will be closed to all new and subsequent investments, including program trades. If you do not want any of your Contract Value to be automatically transferred from the Acquired Fund to the Acquiring Fund, you must contact us prior to market close on December 8, 2023, and provide instructions to transfer Contract Value to another available Investment Option. Additionally, any future contribution allocations currently directed to the Acquired Fund should be redirected to another available Investment Option. If another Investment Option is not selected prior to the reorganization, we will automatically update future contribution allocations to reflect the Acquiring Fund.

Fund transfers made into any other Investment Option allowable under the Contract within sixty (60) calendar days after the date of the reorganization will not incur fees or charges or count as a transfer for purposes of any limit on the number of free transfers or any limit on the number of transfers under the Contract.

Effective December 11, 2023, in the Initial Summary Prospectus, Statutory Prospectus and Updating Summary Prospectus:

The following Investment Option in the APPENDIX: FUNDS AVAILABLE UNDER THE POLICY section is hereby removed:

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/22)
			1 Year	5 Year	10 Year
Seeks long-term growth of capital.	BlackRock Capital Appreciation V.I. Fund Class III; BlackRock Advisors, LLC	1.06%[1]	-37.81%	7.41%	11.35%

The Investment Options in the APPENDIX: FUNDS AVAILABLE UNDER THE POLICY section is hereby amended to include the following:
Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/22)
			1 Year	5 Year	10 Year
Seeks long-term capital growth.	BlackRock Large Cap Growth Equity V.I. Fund Class III; BlackRock Advisors, LLC	1.05%[1]	-38.25%	7.24%	11.89%

1 To help limit Fund expenses, Fund advisers have contractually agreed to reduce investment advisory fees or otherwise reimburse certain of their Funds which reflect temporary fee reductions. There can be no assurance that Fund expense waivers or reimbursements will be extended beyond their current terms as outlined in each Fund prospectus, and they may not cover certain expenses such as extraordinary expenses. See each Fund prospectus for complete information regarding these arrangements.

Effective December 11, 2023, in the Statutory Prospectus:

The Category B – Domestic Equity Investment Options section under the Custom Model section in the HOW YOUR PURCHASE PAYMENTS ARE ALLOCATED section is deleted and replaced with the following:

Category B – Domestic Equity Investment Options

BlackRock Large Cap Growth Equity V.I. Fund	Growth Portfolio	Large-Cap Growth Portfolio	Large-Cap Value Portfolio
Focused Growth Portfolio	MFS Massachusetts Investors Growth Stock Series	MFS Value Series	Mid-Cap Equity Portfolio
Large-Cap Core Portfolio	Mid-Cap Value Portfolio	Small-Cap Equity Portfolio	Small-Cap Growth Portfolio
Mid-Cap Growth Portfolio	Small-Cap Value Portfolio	Equity Index Portfolio	Value Portfolio
Small-Cap Index Portfolio	Dividend Growth Portfolio

Form No. JONESSUP1023